Exhibit 10.1

AMEREN CORPORATION SYSTEM
AMENDED AND RESTATED
NON-REGULATED SUBSIDIARY
MONEY POOL AGREEMENT

This AMENDED AND RESTATED NON-REGULATED SUBSIDIARY MONEY POOL AGREEMENT (this “Agreement”) is made and entered into this 1st day of March, 2008 by and among Ameren Corporation ("Ameren"), a Missouri corporation; Ameren Services Company ("Ameren Services"), and Ameren Development Company, each a Missouri corporation and subsidiary company of Ameren; CILCORP Inc. (“CILCORP”), an Illinois corporation and a subsidiary of Ameren; QST Enterprises Inc., an Illinois corporation and a subsidiary of CILCORP; AmerenEnergy Resources Generating Company, an Illinois corporation and a subsidiary of Central Illinois Light Company, which is a subsidiary of CILCORP; Energy Risk Assurance Company, a Vermont corporation and subsidiary of Ameren, Missouri Energy Risk Assurance Company, LLC a Missouri limited liability company and a subsidiary of Energy Risk Assurance Company; Ameren Energy Resources Company, LLC, a Delaware limited liability company and subsidiary company of Ameren; Ameren Energy Marketing Company, Ameren Energy Generating Company, Ameren Energy Fuels and Services Company, and Illinois Materials Supply Co., each an Illinois corporation and a subsidiary of Ameren Energy Resources Company, LLC;    and AmerenEnergy Medina Valley Cogen, L.L.C., an Illinois limited liability company and a subsidiary of Ameren Energy Resources Company, L.L.C. (each a "Party" and collectively, the "Parties").

RECITALS

WHEREAS, Ameren and certain of the Parties named above are parties to the Ameren System  Non-Regulated Subsidiary  Money Pool Agreement, dated February 27, 2003, as amended  through July 3, 2006, pursuant to which participants   from time to time make contributions to or take loans from  the money pool in order to coordinate and provide for the short-term cash and working capital requirements of participants ;

WHEREAS, Ameren has undertaken an internal corporate restructuring and has added and eliminated various subsidiary companies;

WHEREAS, Ameren wishes to amend, restate and replace the Ameren  Non-Regulated Subsidiary Money Pool Agreement, as amended, in order to remove certain subsidiaries  that are no longer in existence, and add certain direct and indirect subsidiaries of Ameren as money pool participants in order to coordinate and provide for their short-term cash and working capital requirements, and to make certain associated changes;

NOW THEREFORE, in consideration of the premises, and the mutual promises set forth herein, the Parties hereto agree as follows:

ARTICLE I
CONTRIBUTIONS AND LOANS

Section 1.1  Contributions to Non-Regulated Subsidiary Money Pool.  Each Party will determine each day, on the basis of cash flow projections and other relevant factors, in such Party's sole discretion, the amount of funds it has available for contribution to the Non-Regulated Subsidiary Money Pool, and will contribute such funds to the Non-Regulated Subsidiary Money Pool.  The determination of whether a Party at any time has surplus funds to contribute to the Non-Regulated Subsidiary Money Pool or shall contribute funds to the Non-Regulated Subsidiary Money Pool will be made by an appropriate officer of such Party, or by a designee thereof, on the basis of cash flow projections and other relevant factors, in such Party's sole discretion.  Each Party may withdraw any of its funds at any time upon notice to Ameren Services as administrative agent of the Non-Regulated Subsidiary Money Pool.   No contributions to the Non-Regulated Subsidiary Money Pool will be made by Ameren Services.

            Section 1.2  Rights to Loans.  (a)  Subject to the provisions set forth in this clause (a) and in Section 1.4(b) below, all short-term borrowing needs of the Parties  may be met by funds in the Non-Regulated Subsidiary Money Pool to the extent such funds are available.  Each Party shall have the right to request loans from the Non-Regulated Subsidiary Money Pool from time to time, subject to the availability of funds and the limitations and conditions set forth herein.  Each Party may request loans from the Non-Regulated Subsidiary Money Pool from time to time during the period from the date hereof until this Agreement is terminated by written agreement of the Parties; provided, however, that the aggregate amount of all loans requested by any Party hereunder shall not exceed the borrowing limits set forth in any applicable orders of the Securities and Exchange Commission and other regulatory authorities, resolutions of such Party's shareholders and Board of Directors or similar governing body, such Party's governing corporate documents, and agreements binding upon such Party.  No Party shall be obligated to borrow from the Non-Regulated Subsidiary Money Pool if lower cost funds can be obtained from external borrowing.

(b)   Subject to receipt of any necessary regulatory approval, other non-regulated affiliates of Ameren may enter into this Agreement under the same terms and conditions by amendment executed by the affiliate and Ameren Services as administrative agent.

Section 1.3  Source of Funds.  (a) Funds will be available through the Non-Regulated Subsidiary Money Pool from the following sources for use by the Parties from time to time:  (i) surplus funds in the treasuries of Parties other than Ameren Services (“Internal Sources”), and (ii) proceeds from commercial paper issuances, bank borrowings or other external borrowing arrangements by Parties other than Ameren Services ("External Sources"), in each case to the extent permitted by applicable laws and regulatory orders.  Funds will be made available from such sources in such order as Ameren Services, as administrative agent of the Non-Regulated Subsidiary Money Pool, may determine will result in a lower cost of funds to Parties borrowing from the Non-Regulated Subsidiary Money Pool, consistent with the individual borrowing needs and financial standing of the Parties contributing funds to the Non-Regulated Subsidiary Money Pool.

(b)  Borrowing Parties will be deemed to have borrowed pro rata from each Party that has contributed funds to the Non-Regulated Subsidiary Money Pool in the proportion that the total amount then contributed to the Non-Regulated Subsidiary Money Pool by such Party bears to the total amount then contributed to the Non-Regulated Subsidiary Money Pool by all Parties.  On any day when more than one source of funds (e.g., funds from Internal Sources and funds from External Sources), with different rates of interest, are used to fund loans through the Non-Regulated Subsidiary Money Pool, each borrowing Party will borrow pro rata from each such source of funds in the Non-Regulated Subsidiary Money Pool in the same proportion that the amount of funds provided by that funding source bears to the total amount of short-term funds available in the Non-Regulated Subsidiary Money Pool.

Section 1.4  Authorization.  (a)  Each contribution to the Non-Regulated Subsidiary Money Pool shall be authorized by the contributing Party's President, Treasurer, or Assistant Treasurer, or by a designee thereof.

(b)  All borrowings from the Non-Regulated Subsidiary Money Pool shall be authorized by the borrowing Party's President, Treasurer, Assistant Treasurer, or by a designee thereof.  Disbursement requests signed by a Party's President, Treasurer, Assistant Treasurer, or designee thereof shall be considered as authorization for borrowing hereunder.

Section 1.5  Interest.  Each Party receiving a loan shall accrue interest monthly on the unpaid principal amount of such loan from the Non-Regulated Subsidiary Money Pool from the date of such loan until such principal amount shall be paid in full.

            (a)  If only funds from Internal Sources comprise the funds available in the Non-Regulated Subsidiary Money Pool, the interest rate applicable to loans of such funds from Internal Sources shall be the CD yield equivalent of the 30-day Federal Reserve "AA" Non-Financial Commercial Paper Composite Rate (the “Composite Rate”) (or, if no such Composite Rate is established for that day, then the applicable rate shall be the Composite Rate for the next preceding day for which such Composite Rate was established).

            (b)  If only funds from External Sources comprise the funds available in the Non-Regulated Subsidiary Money Pool, the interest rate applicable to loans of such funds from External Sources shall be equal to the lending Party's cost for such funds from External Sources (or, if more than one Party had made available funds from External Sources on such day, the applicable interest rate shall be a blended rate, equal to the weighted average of the cost incurred by the respective Parties for such funds from External Sources).

(c)  In cases where funds from both Internal Sources and External Sources are concurrently borrowed through the Non-Regulated Subsidiary Money Pool, the rate applicable to all loans comprised of such "blended" funds shall be a blended rate, equal to the weighted average of the (i) cost of all funds contributed by Parties from Internal Sources (as determined pursuant to Section 1.5(a) above) and (ii) the cost of all such funds from External Sources (as determined pursuant to Section 1.5(b) above); provided, that, notwithstanding Section 1.3(b) of this Agreement, in circumstances where funds from Internal Sources and External Sources are available for loans through the Non-Regulated Subsidiary Money Pool, loans may be made exclusively with funds from

Internal Sources or External Sources, rather than from a "blend" of such funds, to the extent it is expected that such loans would result in a lower cost of borrowing.

Section 1.6  Certain Costs.  The cost of compensating balances and/or fees paid to banks or other institutions to maintain credit facilities by Parties contributing funds from External Sources to the Non-Regulated Subsidiary Money Pool shall initially be paid by the Party maintaining such facilities.  A portion of such costs shall periodically be allocated to the Parties borrowing such funds from External Sources through the Non-Regulated Subsidiary Money Pool on a fair and equitable basis.

Section 1.7  Repayment.  Each Party receiving a loan hereunder shall repay the principal amount of such loan, together with all interest accrued thereon, on demand and in any event within one year of the date on which such loan was made.  All loans made through the Non-Regulated Subsidiary Money Pool may be prepaid by the borrowing Party without premium or penalty.

Section 1.8  Form of Loans to Parties.  Loans to Parties through the Non-Regulated Subsidiary Money Pool will be made pursuant to open-account advances, repayable upon demand; provided, that each Party contributing funds shall at all times be entitled to receive upon demand one or more promissory notes evidencing any and all loans made by the Non-Regulated Subsidiary Money Pool.  Any such note shall:  (a) be dated as of the date of the initial borrowing, (b) mature on demand or on a date agreed to by the Parties to the transaction, but in any event not later than one year after the date of the applicable borrowing, and (c) be prepayable in whole at any time or in part from time to time, without premium or penalty.

ARTICLE II
OPERATION OF NON-REGULATED SUBSIDIARY MONEY POOL

Section 2.1  Operation.  Operation of the Non-Regulated Subsidiary Money Pool, including record keeping and coordination of contributions and loans, will be handled by Ameren Services under the authority of the appropriate officers of the Parties.  Ameren Services shall be responsible for the determination of all applicable interest rates and charges to be applied to contributions to and loans from the Non-Regulated Subsidiary Money Pool at any time hereunder, shall maintain records of all such contributions and loans, interest charges and accruals and interest and principal payments for purposes hereof, and shall prepare periodic reports thereof for the Parties.  Ameren Services will administer the Non-Regulated Subsidiary Money Pool on an "at cost" basis.  Separate records shall be kept by Ameren Services for the Non-Regulated Subsidiary Money Pool established by this Agreement and any other money pool administered by Ameren Services.

Section 2.2  Investment of Surplus Funds in the Non-Regulated Subsidiary Money Pool.  Funds not required to meet Non-Regulated Subsidiary Money Pool loans (with the exception of funds required to satisfy the Non-Regulated Subsidiary Money Pool's liquidity requirements) will ordinarily be invested in one or more short-term investments, including:  (i) interest-bearing accounts with banks; (ii) obligations issued or guaranteed by the U.S. government and/or its agencies and instrumentalities, including obligations under repurchase agreements; (iii) obligations issued or guaranteed by any state or political subdivision thereof, provided that such obligations are rated not less than A by a nationally recognized rating agency; (iv) commercial paper rated not less than A-1 or P-1 or their equivalent by a nationally recognized rating agency; (v) money market funds; (vi) bank certificates of deposit and bankers acceptances; (vii) Eurodollar certificates of deposit or time deposits;  (viii) investment grade medium term notes, variable rate demand notes and variable rate preferred stock; and (ix) such other investments as are permitted by law and selected by Ameren Services and not objected to by any Party.

Section 2.3  Allocation of Interest Income and Investment Earnings.  The interest income and other investment income earned by the Non-Regulated Subsidiary Money Pool on loans to Parties and on investment of surplus funds will be allocated among the Parties making contributions in accordance with the proportion each Party's contribution of funds to the Non-Regulated Subsidiary Money Pool bears to the total amount of funds contributed to the Non-Regulated Subsidiary Money Pool and the cost of any External Sources contributed to the Non-Regulated Subsidiary Money Pool by such Party.  Interest and other investment earnings will be computed on a daily basis and settled once per month.

Section 2.4  Event of Default.  If any Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against any Party seeking to adjudicate it a bankrupt or insolvent, then the other Parties may declare the unpaid principal amount of any loans to such Party, and all interest thereon, to be forthwith due and payable and all such amounts shall forthwith become due and payable.

ARTICLE III
MISCELLANEOUS

Section 3.1  Amendments, Waivers.  Except as provided for in Section 1.2(b), this Agreement may not be modified or amended in any respect except in writing executed by the Parties.  No provision of this Agreement shall be deemed waived unless such wavier is set forth in writing and executed by the Party making such waiver.

Section 3.2  Legal Responsibility.  Nothing herein contained shall render any Party liable for the obligations of any other Party hereunder and the rights, obligations and liabilities of the Parties are several in accordance with their respective obligations, and not joint.

Section 3.3  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.

IN WITNESS WHEREOF, the undersigned companies have duly caused this Agreement to be signed on their behalf on the date first written above by the undersigned thereunto duly authorized.

AMEREN CORPORATION

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMEREN SERVICES COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMEREN DEVELOPMENT COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

CILCORP INC.

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

QST ENTERPRISES INC.

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

.
AMERENENERGY RESOURCES GENERATING COMPANY, f/n/a
CENTRAL ILLINOIS GENERATION, INC

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

ENERGY RISK ASSURANCE COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

MISSOURI ENERGY RISK ASSURANCE COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMEREN ENERGY RESOURCES COMPANY, LLC

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMEREN ENERGY MARKETING COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMEREN ENERGY GENERATING COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMEREN ENERGY FUELS AND SERVICES COMPANY

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

ILLINOIS MATERIALS SUPPLY CO.

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer

AMERENENERGY MEDINA VALLEY COGEN, L.L.C.

By        /s/ Jerre E. Birdsong
Name:  Jerre E. Birdsong
Title:    Vice President and Treasurer